WCM Focused International Growth Fund

Investor Class Shares (Ticker Symbol: WCMRX)

Institutional Class Shares (Ticker Symbol: WCMIX)

WCM Focused Global Growth Fund

Investor Class Shares (Ticker Symbol: WFGGX)

Institutional Class Shares (Ticker Symbol: WCMGX)

Each a series of Investment Managers Series Trust

Supplement dated September 3, 2021, to the

Prospectus, Statement of Additional Information (“SAI”),

and Summary Prospectus, each dated September 1, 2021, as supplemented.

Effective December 31, 2021 (the “Effective Date”), Kurt R. Winrich will retire and no longer serve as portfolio manager of the WCM Focused International Growth Fund and WCM Focused Global Growth Fund (the “Funds”) and co-CEO of WCM Investment Management, LLC (the “Advisor”). Accordingly, as of the Effective Date, all references in the Prospectus, SAI and Summary Prospectus to Mr. Winrich as portfolio manager of the Funds and co-CEO of the Advisor are hereby deleted. Sanjay Ayer, CFA, Paul R. Black, Peter J. Hunkel, and Michael B. Trigg will continue to serve as portfolio managers of the Funds.

Please file this Supplement with your records.